Exhibit 10.5

Schedule identifying agreements substantially identical to the form of Indemnity Agreement constituting Exhibit 10.4 hereto entered into by ORBCOMM Inc. and each of the following persons:

Jerome B. Eisenberg

Marc Eisenberg(1)

John J. Stolte, Jr.

Marco Fuchs

Timothy Kelleher

Didier Delepine

John Major

Gary M. Ritondaro

Robert G. Costantini

Christian G. LeBrun

Brian J. Bell

Patrick A. Shay

(1)	Marc Eisenberg has also entered into indemnification agreements in substantially the same form as Exhibit 10.4, in his capacity as director with the following subsidiaries of ORBCOMM Inc.: Satcom International Group Plc. and MITE Global Communications S.A. de C.V.